UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                      June 18, 2013

PEPCO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31403	52-2297449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Ninth Street, N.W., Washington, DC	20068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(202) 872-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The information being furnished pursuant to Item 7.01, including Exhibit 99, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.  Exhibit 99 is hereby incorporated by reference in response to this Item 7.01.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
	Exhibit No.	Description of Exhibit

	99	Pepco Holdings, Inc. Presentation - June Investor Meetings, June 19-20, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
(Registrant)

Date:	June 18, 2013	/s/ FRED BOYLE
Name: Frederick J. Boyle Title: Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Furnished Herewith

Exhibit No.	Description of Exhibit
99	Pepco Holdings, Inc. Presentation - June Investor Meetings, June 19-20, 2013

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